Exhibit 10.1

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (the “Agreement”) is entered into as of this 12th day of March, 2019 (the “Effective Date”) by and between SCIENCE PARK DEVELOPMENT CORPORATION, a Connecticut non stock corporation having its office at 5 Science Park, New Haven, Connecticut 06511 (the “Landlord”), and ARVINAS OPERATIONS, INC., formerly known as Arvinas, Inc., a Delaware corporation having a principal place of business at 5 Science Park, 3rd Floor, New Haven, Connecticut 06511 (the “Tenant”) in modification of that certain Lease between the Landlord and the Tenant executed on or about January 2, 2018 (the “Original Lease”), as amended by the First Amendment to Lease between landlord and Tenant and dated as of May 23, 2018 (the “First Amendment”), as further modified by the Second Amendment to Lease between landlord and Tenant and dated as of September 4, 2018 (the “Second Amendment”). The Original Lease as modified by the First Amendment and the Second Amendment, are collectively referred to herein as the “Lease”.

WHEREAS, the Landlord and the Tenant are parties to the Lease which is in full force and effect; and

WHEREAS, the Landlord and the Tenant wish to modify the Lease as more fully set forth herein; and

NOW, THEREFORE, the Landlord and the Tenant agree as follows:

1. Amendments to Lease. As of the Effective Date, the following modifications are made to the Lease:

a) Section 1.1(a) of the Lease is amended and restated to read, in full, as follows:

(a) Landlord is the owner of the real property located at Science Park, New Haven, Connecticut as described on Exhibit A attached hereto (the “Property”). The Tenant shall lease from Landlord the following premises located in Science Park Building 5 (“Building 5”), which is located on the Property: (i) approximately 7,873 rentable square feet on the first floor of Building 5, as shown on the floor plan attached hereto as Schedule A-1 (the “First Floor Premises”); (ii) approximately 10,249 rentable square feet on the second floor of Building 5, as shown on the floor plan attached hereto as Schedule A-2 (the “Second Floor Premises”); and approximately 9,456 rentable square feet on the third floor of Building 5, as shown on the floor plan attached hereto as Schedule A-3 (the “Third Floor Premises”). Tenant shall have exclusive use of the First Floor Premises, the Second Floor Premises, the Third Floor Premises and Landlord’s fixtures, equipment, furniture and other personalty as set forth in Schedule A-1b attached hereto (“Landlord’s Additional Property”). In addition to the aforementioned First Floor Premises, Second Floor Premises and Third Floor Premises, the Tenant shall also lease from Landlord: (I) as of May 15, 2018, approximately 2,632 rentable square feet on the first floor of Building 5, as shown on the floor plan attached hereto as Schedule A-4 (the “Part A Space”); (II) as of May 1, 2019, or earlier as provided in Section 2.4.G. hereof, approximately 3600 rentable square feet on the first floor of Building 5, as shown on the floor plan attached hereto as Schedule A-4 (the “Part B Space”); (III) as of September 1, 2018, approximately 84 rentable square feet on the first floor of Building 5 as shown on the floor plan attached hereto as Schedule A-5 (the “September 2018 Space”); (IV) as of March 1, 2019 approximately 1,468 rentable square feet on the second floor of Building 5 as shown on the floor plan attached hereto as Schedule A-6 (the “March 2019 Space”); and (V) as of April 1, 2019 approximately 3,719 rentable square feet on the first floor of Building 5 as shown on the floor plan attached hereto as Schedule A-7 (the “April 2019 Space”). The First Floor Premises, the Second Floor Premises, the Third Floor Premises, the Part A Space, the Part B Space, the September 2018 Space, the March 2019 Space, the April 2019 Space, and the Landlord’s Additional Property shall be referred to herein collectively as the “Leased Premises.” Landlord’s Additional Property shall be considered part of the Leased Premises but shall remain property of the Landlord.

b) A new Section 2.3.1 is added to the Lease to read, in full, as follows:

2.3.1 Water Mitigation Allowance. Landlord shall contribute a rent abatement of $22,000 to the Tenant on account of certain water mitigation work approved by Landlord with respect to the Part B Space. Such rent abatement shall be applied as an $11,000 reduction in the Base Rent payable for November and December, 2019. Tenant shall be responsible for and shall directly pay any related costs in excess of the $22,000 rent abatement provided by Landlord.

c) Section 2.4 of the Lease is amended by adding the following new subparagraphs to read, in full, as follows:

I.

As of March 1, 2019, Landlord shall tender to Tenant possession of the March 2019 Space in its then “as is” condition and Tenant agrees to accept possession of such portion of the Leased Premises in its then “as is” condition; and

J.

As of April 1, 2019, Landlord shall tender to Tenant possession of the April 2019 Space in its then “as is” condition and Tenant agrees to accept possession of such portion of the Leased Premises in its then “as is” condition.

d) Section 3.1.A. of the Lease is amended and restated to read, in full, as follows:

A. As used herein, the term “Lease Year” shall mean the 12-month period commencing on the Commencement Date and each succeeding 12-month period.

During the initial Term, Tenant shall pay to Landlord a base rent (“Base Rent”) for each Lease Year as follows:

Months of Term	Base Rent Rate (Annually per RSF)	Applicable RSF	Monthly Base Rent
January, 2018	$21.00	19,705	$34,483.75
February, 2018 – May 24, 2018	$21.00	27,578	$48,261.50
May 25 – 31, 2018	$21.00	30,210	$52,867.50
June, 2018 – July, 2018	$21.00	22,337	$39,089.75
August, 2018	$21.00	30,210	$52,867.50
September 2018 – February, 2019	$21.00	30,294	$53,014.50
March, 2019	$21.00	31,762	$55,583.50
April, 2019	$21.00	35,481	$62,091.75
May, 2019 – December, 2022	$21.00	39,081	$68,391.75

c) Section 3.4 of the Lease is amended and restated to read, in full, as follows:

3.4. Electricity. Tenant shall pay to Landlord, as Additional Rent hereunder, an amount equal to $1.62 per year for each rentable square foot of the Leased Premises, which shall be payable in equal monthly installments together with the regular monthly payments of Base Rent and Additional Rent, as follows:

Months of Term	Electricity Charge (Annually per RSF)	Applicable RSF	Monthly Electricity Charge
May 25 – May, 2018	$1.62	33,915	$1,033.86 [pro rated]
June, 2018 – July, 2018	$1.62	26,042	$3,515.67
August, 2018	$1.62	33,915	$4,578.53
September 2018 – October, 2018	$1.62	33,999	$4,589.87
November, 2018 – February, 2019	$1.62	33,894	$4,575.69
March, 2019	$1.62	35,362	$4,773.87
April, 2019– December, 2022	$1.62	39,081	$5,275.94

d) Section 25.2 of the Lease is amended and restated to read, in full, as follows:

25.2. Named Additional Insureds. Tenant’s public liability insurance shall name Landlord, Landlord’s property manager (currently, Wm. M. Hotchkiss Company), Landlord’s Lenders and any public party required to be named, as designated by the holder of any mortgage on the Property, as an additional insured party. If Landlord engages a different property manager, promptly upon receipt of written notice, Tenant shall arrange for such new property manager to be substituted as a named as additional insured.

e) Section 25.3 of the Lease is amended and restated to read, in full, as follows:

25.3. Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) providing coverage for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, even though such loss or damage might have been occasioned by the negligence of the other and/or its agents or employees, provided and to the extent such loss or damage is covered by insurance, it being acknowledged and agreed that the amount of any insurance deductibles is expressly excluded from the waiver provisions herein set forth. Notwithstanding the foregoing, the cost of any damage not covered by insurance shall be borne by the responsible party.

f) A new Section 8.9 is added to the Lease to read, in full, as follows:

Tenant shall not block, impede or in any way restrict access to or the ease of passage through the emergency exits from the Leased Premises.

g) Section 16.2 of the Lease is amended to add the following sentence at the beginning thereof, as follows:

Landlord shall have the right to enter the Leased Premises at any time for the purpose of accessing the mechanical room located within the Leased Premises.

2. Schedules. Schedule A-1b attached hereto, is substituted for and shall supersede and replace the existing Schedule A-1 (Landlord’s Additional Property) to the Lease. Schedule A-6 and Schedule A-7 attached hereto are each hereby made a part of the Lease as amended by this Agreement.

3. Reaffirmation of Lease. In all other respects, the Lease, as hereby amended, is reaffirmed by the Parties and shall be and remain in full force and effect.

4. Landlord and Tenant Remain Obligated. Nothing herein shall constitute a waiver or release by the Landlord or the Tenant of any unperformed obligations of the other under the Lease as modified by this Agreement.

5. Brokerage. Landlord shall pay an agreed commission to Colliers International by way of a separate agreement. Landlord represents to Tenant that no other broker has any right to lease space at the Property and Landlord agrees to indemnify and hold Tenant harmless from and against the claims, losses, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by Tenant as a result of any party asserting a right to a fee or commission claiming to have acted by, under, through or on behalf of the Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against the claims, losses, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by Landlord as a result of any party other than Colliers International claiming a fee or commission by, under or through Tenant on account of this Agreement and/or the extension of the Term of the Lease provided for in this Agreement.

6. Later Provision Controls. In case of any inconsistency between the provisions of the Lease and this Agreement, the provisions of this Agreement shall govern and control. Without limiting the meaning or application of the foregoing sentence in any manner, the provisions of Paragraph 6 of this Agreement supersede and replace Article 29 with respect to this Agreement.

7. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the same meaning as set forth in the Lease.

8. Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by telecopy or otherwise electronically shall be valid and effective to bind the party so signing. Each party agrees promptly to deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronic signature and shall accept the telecopied or electronic signature of the other party to this Agreement.

[The Signature Page(s) Follow.]

Dated as of the date and year first above written.

Signed, Sealed and Delivered In
the Presence of:

/s/ Jordan Taylor
Name: Jordan Taylor

/s/ Tim Stalling
Name: Tim Stalling

/s/ Jordan Taylor
Name: Jordan Taylor

/s/ Tim Stalling
Name: Tim Stalling

TENANT:
ARVINAS OPERATIONS, INC.

By:	/s/ Sean Cassidy
Sean Cassidy
Treasurer and Chief Financial Officer

LANDLORD:
SCIENCE PARK DEVELOPMENT CORPORATION

By:	/s/ Clio Nicolakis
Clio Nicolakis
Executive Director and Controller

STATE OF CONNECTICUT)
	) ss.:	New Haven	March 12, 2019
COUNTY OF New Haven	)

On this date personally appeared before me, Sean Cassidy, who acknowledged himself to be the duly authorized Treasurer and Chief Financial Officer of Arvinas Operations, Inc., a Delaware corporation, and that the execution hereof was the free act and deed of such corporation and his/her free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

SKYLA ROSE WILSON	/s/ Skyla Rose Wilson
NOTARY PUBLIC	Commissioner of the Superior Court/Notary Public
MY COMMISSION EXPIRES MAR. 31, 2023
STATE OF CONNECTICUT	)
	)	ss.: New Haven	March 12, 2019
COUNTY OF NEW HAVEN	)

On this date personally appeared before me, Clio Nicolakis, who acknowledged herself to be the duly authorized Executive Director and Controller of Science Park Development Corporation, a Connecticut non stock corporation, and that the execution hereof was the free act and deed of such corporation and her free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

SKYLA ROSE WILSON	/s/ Skyla Rose Wilson
NOTARY PUBLIC	Commissioner of the Superior Court/Notary Public
MY COMMISSION EXPIRES MAR. 31, 2023

SCHEDULE A-1

FLOOR PLAN OF FIRST FLOOR PREMISES

SCHEDULE A-1B

LANDLORD’S ADDITIONAL PROPERTY

3rd floor lab

•	laboratory casework

•	laboratory work stations/benches

•	1 -Safeaire 5 ft chemical hood

•	9 - Labconco Smart chemical hoods- 6 ft

•	1 - Labconco walk-in chemical hood- 6 ft

•	2 - Safeaire chemical hood- 6 ft

•	Controlled environment room ( +4 cold room)

•	RO/DI water system

•	Vacuum pump

•	A.O. Smith dedicated water heater

•	Keycard access

2nd floor offices

•	kitchen equipment

•	keycard access

1st floor office area (west)

•	built-in reception desk

•	office furniture in 8 offices

•	whiteboards

•	conference table

•	keycard access system

•	server room with one switch rack and one shelving unit

1st floor lab (west)

•	laboratory work stations/benches

•	Tissue culture hood (6 ft Nuaire biosafety cabinet), ducted outside

•	(will be relocated to first floor East lab)

•	2 ft x 4 ft exhaust hood in rear room

•	built-in lab glassware cabinet

•	4 ft Safeaire chemical hood

•	walk in +4 cold room

1st floor lab (Part A space):

•	laboratory work stations/benches

•	4 ft Kerwaunee chemical hood

1st floor (Part B space):

(none noted)

March 2019 Space:

•	Desk chairs

•	8’ conference table & chairs

•	Miscellaneous tables

April 2019 Space:

•	12’ conference table and 10 chairs

•	Large square table (2)

•	At least one desk in each office

•	refrigerator

•	kitchen counter and cabinets

•	black couch

SCHEDULE A-2

FLOOR PLAN OF SECOND FLOOR PREMISES

SCHEDULE A-3

FLOOR PLAN OF THIRD FLOOR PREMISES

SCHEDULE A-4

Premises of Arvinas, Inc.

Part B Space
Part A Space
Part B Space Adjustment
(105 sq feet reduction)

FIRST FLOOR PLAN

5 SCIENCE PARK
NEW HAVEN, CT

0' 5' 15' 35'

Symbol	Code	Description	Symbol		Tenant
○	VP	VERTICAL PENETRATION	○	--	TENANT 1
○	BCA	BUILDING COMMON AREA	○	--	TENANT 2
○	FCA	FLOOR COMMON AREA	○	--	TENANT 3
○/○		AVAILABLE TENANT AREA	○	--	TENANT 4

ARCHITECTS	SVIGALS + PARTNERS	DRAWING TITLE: FIRST FLOOR PLAN	SCALE: NTS DATE: 5/1/18	DRAWING NO: A1
		FILE NO: JOB NAME: 5 SCIENCE PARK	JOB NO:	PAGE NO: _

F:\1126-00\12_DRAWINGS\EXISTING\1126-ALL-PLANS.DWG 10/7/11 12:18 PM 11X17 COLOR PLOTS SPA

SCHEDULE A-5

Arvinas waste storage room

SCHEDULE A-6

March 2019 Space

SECOND FLOOR PLAN

5 SCIENCE PARK
NEW HAVEN, CT

0' 5' 15' 35'

BASE LEASE PLAN

VP	VERTICAL PENETRATION	--	TENANT 2A
BCA	BUILDING COMMON AREA	--	TENANT 2B
FCA	FLOOR COMMON AREA	--	TENANT 2C
		--	TENANT 201 & 202

84 Orange Street
New Haven
Connecticut 06510
203 786-5110

ARCHITECTS

SVIGALS + PARTNERS

DRAWING TITLE: SECOND FLOOR PLAN

SCALE: NTS

DATE: 2019-02-15

DRAWING NO: A2

FILE NO:

JOB NAME: 5 SCIENCE PARK

JOB NO:

PAGE NO: _

SCHEDULE A-7

April 2019 Space

FIRST FLOOR PLAN

5 SCIENCE PARK
NEW HAVEN, CT

0' 5' 15' 35'

BASE LEASE PLAN

KEY

VP	VERTICAL PENETRATION	--	TENANT 1
BCA	BUILDING COMMON AREA	--	TENANT 2
FCA	FLOOR COMMON AREA	--	TENANT 3
/	AVAILABLE TENANT AREA	--	TENANT 4

84 Orange Street New Haven Connecticut 06510 203 786-5110	ARCHITECTS	SVIGALS + PARTNERS	DRAWING TITLE: FIRST FLOOR PLAN
FILE NO:	JOB NAME: 5 SCIENCE PARK	SCALE: NTS	DRAWING NO: A1
		DATE: 2019-02-15	
		JOB NO:	PAGE NO: –

F:\1126-00\12_DRAWINGS\EXISTING\1126-ALL-PLANS.DWG 10/7/11 12:18 PM 11X17 COLOR PLOTS SPA